UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 31, 2006
MAVERICK TUBE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-10651 (Commission File Number)	43-1455766 (IRS Employer Identification No.)

16401 Swingley Ridge Road, Seventh Floor Chesterfield, Missouri (Address of principal executive offices)	63017 (Zip Code)
Registrant’s telephone number, including area code: (636) 733-1600
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On May 31, 2006, Maverick Tube Corporation (the “Registrant”) entered into a steel purchasing contract (the “Contract”), dated May 24, 2006, with Nucor Corporation (“Nucor”). Subject to the terms of the Contract, the Registrant has agreed to buy, and Nucor has agreed to sell, a set amount of hot rolled steel at a fixed pricing formula during the six-month term of the Contract from July 1, 2006 through December 31, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 2, 2006

MAVERICK TUBE CORPORATION
By:	/s/ Joyce M. Schuldt
Joyce M. Schuldt
Senior Vice President – Finance, Chief Financial Officer and Secretary